Contract Extension

Seller:
Capital Builders Development Properties, a California limited partnership

Subject Property:
2901-2951 Sunrise Boulevard
Rancho Cordova & Associated Land

Purchaser:
Mustaf Arpaci
Date:
June 20, 2000

Recitals
This Contract Extension is dated the 20th day of June 2000, with respect to that Agreement for the purchase and sale of the property commonly known as 2901-2951 Sunrise Boulevard dated
March 17, 2000 by and between Seller and Purchaser ("Sale
Contract").

Operative Provisions
1. Loan Contingency: The time for Purchaser to remove the loan contingency referenced in paragraph 7. A of the contract shall be extended until July 18, 2000.
2. Closing Date-Escrow: The closing date referenced in paragraph 3 shall be extended to August 11th , 2000.
3. Deposit Increase: Within three business days of execution of this document the deposit shall be increased to a total of One Hundred Thousand Dollars ($100,000).
4. Deposit Pass Through: Within three business days of removal of the loan contingency the Purchaser shall complete escrow instructions to effect a transfer of the deposit to the Seller. Deposit shall be subject to all the terms and conditions of the original purchase agreement.
5. All other terms and provisions of the Sales Contract shall remain unchanged and in full force and effect.

Purchaser:
MUSTAFA ARPACI
By:

Date:

Mustafa Arpaci

Seller:
CAPITAL BUILDERS DEVELOPMENT PROPERTIES
A CALIFORNIA LIMITED PARTNERSHIP.
By:

Date:

Michael J. Metzger, President of Capital Builders, Inc.
A California Corporation, Managing General Partner.

NOTICE TO SELLER AND PURCHASER: CORNISH & CAREY COMMERCIAL IS NOT AUTHORIZED TO GIVE LEGAL OR TAX ADVICE. NOTHING CONTAINED IN THIS CONTRACT EXTENSION OR ANY DISCUSSIONS BETWEEN CORNISH & CAREY AND SELLER AND/OR PURCHASER SHALL BE DEEMED TO BE A REPRESENTATION OR RECOMMENDATION BY CORNISH & CAREY COMMERCIAL OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR ANY TRANSACTION RELATING HERETO. ALL PARTIES ARE ENCOURAGED TO CONSULT WITH THEIR INDEPENDENT FINANCIAL CONSULTANTS AND/OR ATTORNEYS REGARDING THE TRANSACTION CONTEMPLATED BY THIS CONTRACT EXTENSION.

REMOVAL OF CONDITIONS STATEMENT
1601 RESPONSE ROAD, SUITE 160, SACRAMENTO, CA 95815  (916) 920
4400 FAX (916)
920 0854
Contract extension.doc	Page   of 1
CORNISH & CAREY COMMERCIAL

ONCOR INTERNATIONAL
CONTRACT EXTENSION
1601 RESPONSE ROAD, SUITE 160, SACRAMENTO, CA 95815  (916) 920
4400 FAX (916)
920 0854
Contract extension.doc	Page   of 1